DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the	[_]
Registrant

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Materials under Rule 14a-12

Dreyfus Money Market Instruments, Inc.
- Money Market Series
General Money Market Fund, Inc.
General Government Securities Money Market Funds, Inc.
- General Government Securities Money Market Fund
- General Treasury Prime Money Market Fund

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[_] Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE

Enclosed you will find proxy materials relating to the Reconvened Special Meetings of Stockholders to be held on April 19, 2010. Stockholders who previously voted do not need to take further action with respect to the proposals.

If you have any questions please call our proxy solicitor at 1-866-615-7269.

IMPORTANT NOTICE

Enclosed you will find proxy materials relating to the Reconvened Special Meetings of Stockholders to be held on April 19, 2010. Stockholders who previously voted do not need to take further action with respect to the proposals.

If you have any questions please call our proxy solicitor at 1-866-615-7269.